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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 27, 2002

                     STRUCTURED ASSET SECURITIES CORPORATION
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                 (Exact name of registrant specified in Charter)


    Delaware                         333-82904                  74-2440850
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(State or other                     (Commission                (IRS Employer
jurisdiction of                     File Number)             Identification No.)
 incorporation)


              745 7th Avenue, 7th Floor
                   New York, New York                       10019
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       (Address of principal executive offices)            Zip Code


           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
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         (Former name and former address, if changed since last report)
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ITEM 5.  Other Events.

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-82146) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $289,654,113.00 in aggregate principal amount Class 1-A, Class 1-AP, Class 1-AX, Class 2-A, Class 2-AP, Class 2-AX, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-4H on February 27, 2002 Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated February 25, 2002, as supplemented by the Prospectus Supplement, dated February 25, 2002, as supplemented by the Supplement, dated July 1, 2002 (collectively, the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of February 1, 2002 and amended and restated as of July 1, 2002, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A, Class 1-AP, Class 1-AX, Class 2-A, Class 2-AP, Class 2-AX, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of two pools of certain fixed rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $289,654,113.69 as of February 1, 2002. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

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ITEM 7.  Financial Statements; Pro Forma Information and Exhibits.

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:
               4.1 Trust Agreement, dated as of February 1, 2002 and amended and restated as of July 1, 2002, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and JPMorgan Chase Bank, as Trustee.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         STRUCTURED ASSET SECURITIES CORPORATION


                                         By:      /s/ Stanley P. Labanowski
                                                  ------------------------------
                                         Name:    Stanley P. Labanowski
                                         Title:   Vice President

Date:  July 31, 2002

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                                  EXHIBIT INDEX


Exhibit No.       Description                                  Page No.
-----------       -----------                                  --------

4.1 Trust Agreement, dated as of February 1, 2002 and amended and restated as of July 1, 2002, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and JPMorgan Chase Bank, as Trustee.